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                                                                    Exhibit 10.2

                           AMF BOWLING WORLDWIDE, INC.
                             2002 STOCK OPTION PLAN

     SECTION 1. PURPOSE.

     The AMF Bowling Worldwide, Inc. 2002 Stock Option Plan (the "Plan") is intended as an incentive to improve the performance, encourage the continued employment and increase the proprietary interest of certain directors, officers, advisors, employees and independent consultants of the Company participating in the Plan. The Plan is designed to grant such directors, officers, advisors, employees and independent consultants the opportunity to share in the Company's long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of Stock of the Company. It is intended that certain options granted under this Plan may qualify as "incentive stock options" under Section 422 of the Code.

     SECTION 2. DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "California-Based Options" means Options that would be subject to
Section 25110 of the California Corporations Code or any successor law but for the exemption contained in Section 25102(o) of the California Corporation Code (or any successor law). For purposes of determining the applicability of the California securities law requirements, all Options shall be deemed granted in the state in which the Participant is principally employed by the Company or any Affiliate (as determined by the employer's records) on the date of grant.

     (d) "Cause" means, in the absence of any such an employment, consulting or other agreement otherwise defining Cause, (i) incompetence, fraud, personal dishonesty, embezzlement or acts of gross negligence or gross misconduct on the part of Participant in the course of his or her employment or services, (ii) a Participant's engagement in conduct that is materially injurious to the Company or an Affiliate, (iii) a Participant's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the Company's or an Affiliate's reputation or business; or (iv) willful failure by a Participant to follow the lawful directions of a superior officer or the Board.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means the Board or such other committee of at least two persons as the Board may appoint to administer the Plan; provided, however, upon and after the time that the Company first becomes subject to Section 16(b) of the Exchange Act, each member of the Committee shall, unless otherwise determined by the Board, be a "nonemployee director" within

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the meaning of the rules promulgated under Section 16(b) and an "outside director" within the meaning of Section 162(m) of the Code.

     (g) "Company" means AMF Bowling Worldwide, Inc., a Delaware corporation.

     (h) "Consultant" means any person, including any advisor, engaged by the Company or an Affiliate to render consulting, advisory or other services and who is compensated for such services. The term Consultant shall not include any Director or any Employee.

     (i) "Director" means any director of either the Board or the board of directors of an Affiliate who is not an Employee.

     (j) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (k) "Disqualifying Disposition" means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is (a) two years after the date the Participant was granted the Incentive Stock Option or (b) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

     (l) "Effective Date" means the later of the date upon which (i) the Board approves the Plan and, (ii) the Company's plan of reorganization under Chapter 11 of the United States Bankruptcy Code, which is confirmed by the U.S. Bankruptcy Court for the Eastern District of Virginia (Richmond Division), becomes effective in accordance with its terms.

     (m) "Eligible Persons" means any (i) Employee, (ii) Director or (iii) Consultant.

     (n) "Employee" means any person employed by the Company or an Affiliate.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Fair Market Value" means (i) prior to an IPO, the fair market value per share of Stock, on a fully diluted basis, determined by the Board, (ii) at the time of an IPO, the per share price to the public in such IPO, and (iii) after an IPO, (A) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (B) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported. If, after an IPO, the Stock is not quoted on NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith to be the fair market value per share of Stock, on a fully diluted basis. Notwithstanding the foregoing, with respect to California-Based Options granted pursuant

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Section 6(c) herein, in the event that Fair Market Value is to be determined by the Board, such determination of Fair Market Value shall be determined in good faith and, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

     (q) "Form S-8" means a Form S-8 Registration Statement filed under the Securities Act.

     (r) "IPO" means an initial public offering of the Stock registered under the Securities Act pursuant to an effective registration statement.

     (s) "IPO Date" means the effective date of the IPO.

     (t) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (u) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (v) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

     (w) "Option Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

     (x) "Participant" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (y) "Rule 701" means Rule 701 promulgated under the Securities Act.

     (z) "Securities Act" means the Securities Act of 1933, as amended.

     (aa) "Stock" means the common stock of the Company, par value $0.01 per share.

     (bb) "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof.

     SECTION 3. ADMINISTRATION

     (a) General. The Plan shall be administered by the Committee.

     (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion:

          (i) To determine from time to time which of the Eligible Persons shall be granted Options, when and how each Option shall be granted, what type or combination of

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types of Options shall be granted, the provisions of each Option granted
(which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Option; and the number of shares of Stock with respect to which an Option shall be granted to each such person;

          (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration;

          (iii) To amend the Plan or an Option as provided in Section 14 hereof; and

          (iv) To exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) Committee Determinations. All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

     SECTION 4. STOCK SUBJECT TO THE PLAN.

     (a) Share Reserve. Subject to Section 8 hereof relating to adjustments, and
Section 4(d) herein, the total number of shares of Stock which may be granted pursuant to Options hereunder shall not exceed, in the aggregate, 1,839,388 shares of Stock.

     (b) Source. The stock to be granted or optioned under the Plan shall be shares of authorized but unissued Stock or previously issued shares of Stock reacquired by the Company on the open market or by private purchase

     (c) Reversion of Shares. If any Option shall for any reason expire, be forfeited or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If shares of Stock under the Plan are reacquired by the Company pursuant to any forfeiture provision, exercise of repurchase right or withholding requirement, such shares shall again be available for issuance under the Plan.

     (d) Acquisitions. In connection with an acquisition by the Company or any Affiliates of another corporation or other business entity, any outstanding grants, awards or sales of options or other similar rights pertaining to such other corporation or other business entity may be assumed or replaced by Options under the Plan upon such terms and conditions as the Board determines. The date of any such grant or award shall relate back to the date of the initial grant or award being assumed or replaced, and, subject to Board approval, service with the acquired corporation or business shall constitute service with the Company and it's Affiliates for purposes of such grant or award. Any Shares underlying any grant or award or sale pursuant to any such acquisition shall be disregarded for purposes of applying, and shall not reduce the number of Shares available under Section 4(a) above.

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     (e) 162(m) Limitation. Subject to the provisions of Section 9 relating to adjustments upon changes in the shares of Stock, no Employee shall be eligible to be granted Options covering more than 500,000 shares of Stock during any calendar year. This Section 4(e) shall not apply prior to the IPO Date and, following the IPO Date, this Section 4(e) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Stock reserved for issuance under the Plan in accordance with Section 4(a)); (2) the issuance of all of the shares of Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     (f) Voting Rights. The Stock and similar equity securities shall carry equal voting rights on all matters where such vote is required by applicable law.

     SECTION 5. ELIGIBILITY.

     (a) General. Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. Except in the case of Incentive Stock Options, Options may be granted to Employees, Directors and Consultants.

     (b) Incentive Stock Option Limitation. Incentive Stock Options may be granted only to Employees.

     (c) Consultant Limitation.

          (i) Prior to the IPO Date, a Consultant shall not be eligible for the grant of an Option if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

          (ii) From and after the IPO Date, a Consultant shall not be eligible for the grant of an Option if, at the time of grant, a Form S-8 is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (A) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or
(2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

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      SECTION 6. OPTIONS.

     (a) General. Options granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical, and each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          (i) Term. The term upon which an Option shall remain exercisable shall be determined by the Committee and shall be set forth in an applicable Option Agreement; provided, that subject to Section 6(b) hereof in the case of Incentive Stock Options and Section 6(c) in the case of California-Based Options, no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted. Notwithstanding the foregoing, in the event a Participant's employment or service with the Company or an Affiliate is terminated, unless otherwise provided in the applicable Option Agreement, the term of the Option shall expire on:

                    (A) the three-month anniversary of the date of any termination other than by reason of death, Disability or Cause;

                    (B) the one-year anniversary of the date of any termination by reason of death or Disability; or

                    (C) the date of any termination by the Company for Cause.

          (ii) Exercise Price. Subject to Section 6(b) hereof in the case of Incentive Stock Options and Section 6(c) in the case of California-Based Options, the exercise price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the par value per share of Stock; provided, however, that following the date that the exemption from the application of Section 162(m) of the Code (or any other exemption having similar effect) ceases to apply to Options, all Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an exercise price per share of Stock no less than the Fair Market Value of a share of Stock on the date of grant.

          (iii) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options
(i) in immediately available funds in United States dollars, by certified or bank cashier's check, (ii) by surrender to the Company of shares of Stock which have either (a) have been held by the Holder for at least six-months, or (b) were acquired from a person other than the Company, (iii) by a combination of
(i) and (ii), (iv) following an IPO, in consideration received by the Company under a formal cashless exercise program maintained with an outside broker adopted by the Committee in connection with the Plan, or (v) by any other means approved by the Committee.

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          (iv) Vesting. Subject to and Section 6(c) in the case of
California-Based Options, Options shall vest and become exercisable in such manner and on such date or dates set forth in the Option Agreement, as may be determined by the Committee; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Company or its Affiliates and all vesting shall cease upon a Participant's termination of employment or services for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

          (v) Transferability of Options. Subject to Section 6(c) in the case of California-Based Options, an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option. Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Option Agreement.

          (vi) Early Exercise. Subject to Section 6(c) in the case of California-Based Options, the Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant's employment or service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

     (b) Special Provisions Applicable to Incentive Stock Options.

          (i) Exercise Price of Incentive Stock Options. Subject to the provisions of subsection (ii) hereof, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

          (ii) Ten Percent Shareholders. No Incentive Stock Option may be granted to a Ten Percent Shareholder, unless such option (A) has an exercise price of at least 110 percent of the Fair Market Value on the date of the grant of such option; and (B) cannot be exercised more than five years after the date it is granted.

          (iii) $100,000 Limitation. To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

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          (iv) Early Expiration of Options. Unless otherwise provided by the
Committee, an Incentive Stock Option shall expire and no longer be exercisable on the earliest of the following dates: (1) the expiration of the term described in Section 6(a)(i) hereof, (2) the date three months after the Participant ceases to be employed by the Company or its Affiliates for reasons other than due to the Participant's death or Disability, (3) the date one year after the Participant ceases to be employed by the Company or its Affiliates because of the Participant's death or Disability.

          (v) Disqualifying Dispositions. Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

     (c) Special Provisions Applicable to California-Based Options.

          (i) Exercise Price of California-Based Options. The Exercise Price of a California-Based Option shall not be less than 85% of the Fair Market Value on the date of grant (110% of the Fair Market Value on the date of grant for an Option granted to Ten Percent Shareholders).

          (ii) Vesting and Exercisability of California-Based Options. Except in the case of a California-Based Option granted to a Consultant, an officer of the Company (or any Affiliate), or any member of the Board, each California-Based Option shall become exercisable and vested with respect to at least 20% of the total number of shares of Stock subject to such Option each year, beginning no later than one year after the date of grant.

          (iii) Repurchase Rights. Notwithstanding any other provision of the Plan to the contrary, except in the case of a California-Based Option granted to a Consultant, an officer of the Company (or any Affiliate), or any member of the Board, any rights of the Company to repurchase Stock acquired pursuant to the exercise of a California-Based Option that applies to a Participant who ceases to be employed or ceases to render services for the Company or an Affiliate:
(1) shall be exercised by the Company (if at all) within 90 days after the date such employment or service terminates (or for shares acquired upon the exercise of an Option after such employment or service has terminated, within 90 days after the date of such exercise), and (2) shall lapse at the rate of at least 20% of the shares of Stock subject to such Option per year (regardless of the portion of the Option exercised or exercisable), with the initial lapse to occur no later than one year after the date of grant; provided that such repurchase right terminates in all cases when the Company's Stock become publicly available.

          (iv) Limited Transferability. (1) A California-Based Option which is a Nonqualified Option may, to the extent permitted by the Board, be assigned in whole or in part during the Participant's lifetime (A) as a gift to one or more members of the Participant's immediate family or (B) by instrument to an inter vivos or testamentary trust in which such Option is to be passed to beneficiaries upon the death of the trustor (settlor). The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate, (2) Except as provided in subsection (1) of this Section 6(c)(iv), a

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California-Based Option may not be assigned or transferred other than by will or by the laws of descent and distribution following the Participant's death.

          (v) Financial Reports. The Company shall deliver a financial statement at least annually to each Participant holding California-Based Options or shares of Stock issued under the Plan pursuant to the exercise of a California-Based Option, unless such Participant is a key employee whose duties in connection with the Company assure such individual access to equivalent information.

     SECTION 7. REPURCHASE OF STOCK ACQUIRED BY OPTION EXERCISE

     (a) Call Right. At any time prior to the IPO Date, the Committee may, in its discretion, and on terms it considers appropriate, require a Participant, or the executors or administrators of a Participant's estate, to sell back to the Company all of the shares of Stock acquired through any Option at a price equal to the Fair Market Value at the time of such repurchase (or in the case of a share of Stock acquired prior to the date such Option has vested, in accordance with Section 6(a)(vi) herein, at a price equal to the lesser of the Fair Market Value of such Stock or the price paid by the Participant for such Stock); provided, however, that except due to unforeseen circumstances, the Committee shall not exercise its repurchase right prior to the six-month anniversary of the date of grant, in the case of Restricted Stock, or the date of exercise, in the case of an Option. Notwithstanding the foregoing, any right of repurchase with respect to California-Based Options shall be consistent with the requirements of Section 25102(o) of the California Corporations Code.

     (b) Right of First Offer. At any time prior to the IPO Date, the Committee may also, in its discretion, and on terms it considers appropriate, require a Participant who intends to sell shares of Stock acquired upon the exercise of an Option to offer to sell such shares first to the Company.

     SECTION 8. ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

     (a) Capitalization Adjustments. The aggregate number of shares of Stock which may be granted or purchased pursuant to Options granted hereunder, the number of shares of Stock covered by each outstanding Option, the maximum number of shares of Stock with respect to which any one person may be granted Options in any calendar year, and the price per share thereof in each such Option shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or extraordinary dividend payable in a form other than shares of Stock in an amount that has a material effect on the Fair Market Value of the Stock or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.

     (b) Corporate Events. If the Company shall be sold, reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged (a "Corporate Event"), all Options and shares acquired upon the exercise of Options shall be subject to the provisions of the documentation effecting the

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Corporate Event: Such documentation, may (but shall not be required to) provide, that (i) each Participant shall, at the time of such Corporate Event, be entitled to receive upon the exercise of his Option the same number and kind of shares of common stock or the same amount of property, cash or other securities as he would have been entitled to receive upon the occurrence of such Corporate Event as if he had been, immediately prior to such event, the holder of the number of shares of Stock covered by his Option, and (ii) if the Company is not the ultimate surviving parent corporation in such Corporate Event, the Company shall require the successor corporation or parent thereof to assume such outstanding Options. Alternatively, such documentation may (but shall not be required to) provide that the Committee, in its discretion and in lieu of requiring any successor entity to assume outstanding Options, that all outstanding vested and unvested Options shall terminate in connection with such Corporate Event, and that the holders thereof will receive equitable consideration in respect thereof determined on the basis of the securities, cash or other property that would have been received in respect of the Stock subject to such Options, less the applicable purchase price, if any.

     (c) Fractional Shares. Any adjustment made pursuant to this Section 8 may provide for the elimination of any fractional share which might otherwise become subject to an Option.

     SECTION 9. USE OF PROCEEDS

     The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

     SECTION 10. RIGHTS AND PRIVILEGES AS A STOCKHOLDER

     Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

     SECTION 11. EMPLOYMENT OR SERVICE RIGHTS

     No individual shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate.

     SECTION 12. COMPLIANCE WITH LAWS

     The obligation of the Company to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption

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have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock issued upon exercise of Options. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     SECTION 13. WITHHOLDING OBLIGATIONS

     In the Committee's discretion, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the Option, provided, however, that no shares of Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Stock.

     SECTION 14. AMENDMENT OF THE PLAN OR OPTIONS

     (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan; provided, however, that to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under the Exchange Act, or any securities exchange listing requirements, except as provided in Section 8 relating to adjustments upon changes in Stock, no amendment shall be effective unless approved by the stockholders of the Company.

     (b) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (c) Amendment of Stock Options. The Committee, at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     SECTION 15. TERMINATION OR SUSPENSION OF THE PLAN

     The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     SECTION 16. EFFECTIVE DATE OF THE PLAN

     The Plan is effective as of the Effective Date.

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     SECTION 17. MISCELLANEOUS

     (a) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including reasonable counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's willful misconduct, gross negligence or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (b) Payments Following Accidents or Illness. If the Committee shall find that any person who has an outstanding Option granted under the Plan (or shares of Stock acquired upon the exercise of such an Option) is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (c) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

     (d) Foreign Laws. The Committee may grant Options to individual Participants who are subject to the tax laws of nations other than the United States, which may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options by the appropriate foreign governmental entity; provided, however, that no such action may be taken if they would violate the Exchange Act, the Code or any other applicable law.

     (e) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional

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compensation by performance of services, they shall have the same rights as other employees under general law.

     (f) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     (g) Construction. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control. When used herein, the masculine gender includes the feminine gender and the singular may include the plural, unless the context clearly indicates to the contrary.

                                      * * *

As adopted by the Board of Directors of

AMF Bowling Worldwide, Inc. as of _____________, 2002



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